Putnam
Florida
Tax Exempt
Income Fund

SEMIANNUAL REPORT

November 30, 1996

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* "Given the state's strong economy and prospects for continued stable interest rates and low inflation, Florida municipalities may be less hesitant than those of other states to undertake debt for new projects. Even so, demand should remain high enough to absorb new issues as they come to market -- and to buoy the market for existing issues."

                               -- Leslie Burke, manager
                                  Putnam Florida Tax Exempt Income Fund

* "Munis from high-income-tax states such as California and Minnesota sell at a premium, with lower yields than bonds from income-tax-free states. Other locales to consider: New York and Florida, where the supply is heavier -- and yields may be higher -- than in other states."

                      -- Business Week, December 16, 1996
       CONTENTS

 4     Report from Putnam Management

 9     Fund performance summary

13     Portfolio holdings

18     Financial statements

28     Results of December 5, 1996, shareholder meeting



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

The first half of Putnam Florida Tax Exempt Income Fund's fiscal 1997 presented a significantly brighter municipal bond market environment than that which had prevailed in the preceding months. As the fiscal year's first half unfolded, the municipal bond market -- including the market for Florida tax-exempt bonds -- began to develop a sense of serenity, closing the semiannual period on November 30, 1996, in an almost upbeat mood.

During the period, Leslie Burke was appointed your fund's manager. Leslie joined Putnam in 1992 as a credit analyst in the Tax-Exempt Bond Group. Before joining Putnam, she was with Fidelity Investments. She has 10 years of investment experience.

In the report that follows, Leslie discusses the events and strategies that drove your fund's performance during the fiscal year's first half and takes a look at prospects for the second half.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

January 15, 1997


Report from the Fund Manager
Leslie J. Burke

Putnam Florida Tax Exempt Income Fund began its 1997 fiscal year last spring during a period of uncertainty in the municipal bond market. For the first three months, virtually every new economic statistic triggered waves of speculation about the direction of interest rates. In turn, bond prices, prompted by investors' reactions, fluctuated broadly. By autumn, however, the investment environment for bonds had improved, and bond prices had begun to rise.

Because the fund had been well positioned to take advantage of the rally, it reached the fiscal year's midpoint on November 30, 1996, with total returns of 6.57%, 6.22%, and 6.29% for its class A, class B, and class M shares, respectively, at net asset value. Returns were 1.56%, 1.22%, and 2.83%, respectively, at the maximum public offering price. Full performance details for other time periods can be found on pages 9 and 10 of this report.

* SLOWING ECONOMY AND STRONG DEMAND SPARK MUNICIPAL BOND RALLY

After a difficult and volatile year, the municipal bond market shifted gears into a long-awaited rally in the fall. The U.S. economy's fast-paced growth during calendar 1996's third quarter gave way to a projection of significantly slower growth for the final three months of the year. Economists expect this slowdown to continue into early l997. This cooling of economic growth soothed investors' concerns over the prospect of rising interest rates and helped lead fixed-income investments, including municipal bonds, to higher price levels.

Strong demand also helped spur the revived bond rally. While large numbers of individual investors in the United States focused their attention on the unprecedented gains of the stock market, foreign investors purchased approximately $175 billion in U.S. bonds -- an amount that exceeds the federal budget deficit. Although foreign investors, ineligible for the tax benefits of municipal bonds, invested primarily in U.S. Treasury securities, their interest sparked greater demand and, consequently, rising prices in the municipal market as well.

In terms of supply, the market for municipal securities was relatively tight through the fiscal year's opening months. Traditionally, June and July are months in which many bonds mature or reach their call dates and September's municipal bond issuance was the lowest in more than a year. Autumn's lower interest rates, however, made bond issuance more attractive for cash-strapped municipalities, and the supply of new bonds rose.

* MORE DEFENSIVE APPROACH SEEKS TO REDUCE PORTFOLIO VOLATILITY

Throughout the semiannual period, we maintained a strategy first put into place toward the end of fiscal l996, taking several steps to reduce the volatility of the portfolio. This more defensive strategy is designed to preserve the fund's net asset value, reduce its sensitivity to interest-rate changes, and enable it to continue providing shareholders with a relatively high level of tax-free income. To achieve these goals, we focused both on shortening the portfolio's overall duration and improving its call protection.

Duration is a mathematical formula that indicates how much bond prices are likely to move up or down with each percentage-point shift in interest rates. Like maturity, duration is measured in years. Shorter durations generally go hand in hand with lower levels of volatility.

To shorten the portfolio's duration, we redeployed assets to concentrate fund holdings in intermediate-term securities with maturities of 6 to 10 years rather than splitting holdings between short- and long-term securities. Balancing longer-term holdings with shorter-term bonds is another way to achieve a shorter duration, but our assessment of current market conditions led us to use intermediate securities.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care                21.1%

Utilities                  17.1%

Transportation             13.6%

Education                  12.8%

Housing                     8.3%

Footnote reads:
* Based on net assets as of 11/30/96. Sector allocations will vary over time.

To protect your fund from early bond calls, we selectively replaced a portion of the portfolio's lower-coupon bonds that were approaching their call dates with bonds whose call dates were farther away and with higher-coupon noncallable bonds. We believe this action should provide your fund with the dual benefits of reducing call risk and enhancing the income stream.

* DESPITE SOME ROUGH AREAS, FLORIDA'S ECONOMY REMAINS SOLID

Even though Florida is currently coming to terms with a slight budget shortfall, the state's economy is in relatively good shape. In fact, it is currently part of the country's strongest region -- the Southeast. Florida continues to benefit from population growth and from the relocation of some corporations from other areas of the country.

Economically, Miami is going through a difficult period. Because of a $69 million budget deficit, the city's general obligation bonds were recently downgraded to below investment-grade status. Although your fund does not own any Miami general obligation bonds, when such a situation occurs, we review as a matter of course all of the portfolio's holdings to make sure that other bonds in the portfolio will not be affected. In analyzing your fund's portfolio, we have determined that none of its current holdings are dependent on Miami's financial health. Of course, we will be closely monitoring the situation in Miami to see what effect, if any, its financial difficulties have on the rest of the state.

* HOSPITAL BONDS LEAD LIST OF RECURRING THEMES

Health care has been a consistent theme in the portfolio and a sector that has made a strong contribution to your fund's performance; many Florida hospitals are benefiting from the changing health-care environment. While nonprofit and for-profit hospitals exist in the state, Florida has evolved into a primarily for-profit health-care market, a factor that has particular implications for our security-selection process.



[GRAPHIC PIE CHART OMITTED: PORTFOLIO QUALITY OVERVIEW]

PORTFOLIO QUALITY OVERVIEW*

Ba--    1.5%

Baa--  16.0%

A--     9.7%

Aa--   12.7%

VMIG1-- 2.6%

B--     2.1%

Aaa--  55.4%

Footnote reads:
* As a percentage of market value as of 11/30/96. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions, unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

When we select a hospital bond for the portfolio, we evaluate its individual merits -- its credit quality, funding sources, and long-term prospects. However, we are also aware that many of the attractive nonprofit hospitals in the state may be appealing to profit-oriented institutions as future acquisition candidates. When a nonprofit hospital is acquired by a for-profit facility, the quality of the nonprofit's bonds is usually enhanced. More often than not, this upgraded quality is reflected in higher prices for the bonds.

In examining other areas for investment opportunities, we continue to favor the cogeneration and resource-recovery sectors -- areas involved in recycling and converting trash to fuel. While both are relatively young industries, we believe the trend toward recycling will make them more valuable in the future.

We have found infrastructure financing to be another important investment area. One success story is the fund's investment in the new Mid-Bay Bridge construction project. The fund has a meaningful position in the project's bonds, which were issued about three years ago. Not only did the new bridge open ahead of schedule, its financial condition has exceeded all projections. In addition, the quality and sturdiness of the bridge's construction have now been tested by two severe hurricanes which it withstood with no resulting damage. The success of the Mid-Bay Bridge construction project has contributed to the appreciation in value of its bonds.

* CONSTRUCTIVE, YET CAUTIOUS, OUTLOOK PREVAILS

Going forward, we expect economic growth to remain at a moderate level and interest rates to remain stable or move only slightly higher. We also expect inflation to remain relatively low.

As your fund enters the second half of fiscal l997, we will continue to scrutinize existing and new municipal bond issues to find securities that will contribute to your fund's stream of tax-exempt income. In a post-rally environment, however, we must remain mindful of an inevitable tax consequence -- taxable capital gains from the sales of portfolio holdings that have risen in value. In keeping with the fund's objective of providing tax-free income, we plan to shift portfolio holdings only when the potential benefits will substantially outweigh the effects of any taxable distributions.

Footnote reads:
The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Florida Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal tax consistent with preservation of capital by investing in securities exempt from the Florida intangibles tax.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund. We show total return in two ways: on a cumulative long-term basis and on average how the fund might have grown each year over varying periods.

TOTAL RETURN FOR PERIODS ENDED 11/30/96

                     Class A            Class B            Class M
(inception date)    (8/24/90)          (1/4/93)           (5/1/95)
                    NAV   POP         NAV   CDSC          NAV  POP
------------------------------------------------------------------------
6 months          6.57%  1.56%       6.22%  1.22%       6.29%  2.83%
------------------------------------------------------------------------
1 year            4.81  -0.13        4.12  -0.85        4.49   1.12
------------------------------------------------------------------------
5 years          41.84  35.13          --     --          --     --
Annual average    7.24   6.21          --     --          --     --
------------------------------------------------------------------------
Life of class    61.62  54.00       22.82  19.82       12.80   9.12
Annual average    7.96   7.13        5.40   4.73        7.87   5.64
------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/96

                                     Lehman Bros.         Consumer
                                Municipal Bond Index     Price Index
------------------------------------------------------------------------
6 months                                6.50%               1.28%
------------------------------------------------------------------------
1 year                                  5.89                3.26
------------------------------------------------------------------------
5 years                                45.83               15.09
Annual average                          7.83                2.85
------------------------------------------------------------------------
Life of class A                        67.10               20.52
Annual average                          8.56                3.02
------------------------------------------------------------------------
Life of class B                        31.20               11.77
Annual average                          7.18                2.89
------------------------------------------------------------------------
Life of class M                        14.92                4.41
Annual average                          9.15                2.75
------------------------------------------------------------------------

Footnote reads:
Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.



PRICE AND DISTRIBUTION INFORMATION
6 months ended 11/30/96

                              Class A         Class B          Class M
------------------------------------------------------------------------
Distributions (number)           6               6                6
------------------------------------------------------------------------
Income                       $0.237408       $0.207777       $0.223408
------------------------------------------------------------------------
Capital gains1                  --              --              --
------------------------------------------------------------------------
  Total                      $0.237408       $0.207777       $0.223408
------------------------------------------------------------------------
Share value:                 NAV   POP         NAV           NAV   POP
------------------------------------------------------------------------
5/31/96                    $8.91  $9.35       $8.91        $8.91  $9.21
------------------------------------------------------------------------
11/30/96                    9.25   9.71        9.25         9.24   9.55
------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------
Current dividend rate2      5.17%  4.92%       4.52%        4.87%  4.71%
------------------------------------------------------------------------
Taxable equivalent3         8.56   8.15        7.48         8.06   7.80
------------------------------------------------------------------------
Current 30-day SEC yield4   4.88   4.64        4.23         4.52   4.37
------------------------------------------------------------------------
Taxable equivalent3         8.08   7.68        7.00         7.48   7.24
------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.6% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/96
(most recent calendar quarter)

                    Class A            Class B             Class M
                   NAV   POP          NAV   CDSC          NAV   POP
------------------------------------------------------------------------
6 months        4.70%   -0.30%     4.38%   -0.63%       4.43%   1.06%
------------------------------------------------------------------------
1 year          2.78    -2.12      2.12    -2.76        2.36   -1.01
------------------------------------------------------------------------
5 years        37.94    31.36        --       --          --      --
Annual average  6.64     5.61        --       --          --      --
------------------------------------------------------------------------
Life of class  60.54    52.98     21.96    18.96       12.03    8.37
Annual average  7.73     6.91      5.10     4.45        7.04    4.93
------------------------------------------------------------------------

Footnote reads:
Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.



TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take in account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



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

Portfolio of investments owned
November 30, 1996 (Unaudited)

                    Key to Abbreviations
                    AMBAC        -- AMBAC Indemnity Corporation
                    CGIC         -- Capital Guaranty Insurance Corporation
                    CLI Insd.    -- Connie Lee Insurance Insured
                    COP          -- Certificate of Participation
                    FGIC         -- Financial Guaranty Insurance Company
                    FSA          -- Financial Security Assurance
                    GNMA Coll.   -- Government National Mortgage Association Collateralized
                    G.O. Bonds   -- General Obligation Bonds
                    IFB          -- Inverse Floating Rate Bonds
                    MBIA         -- Municipal Bond Investors Assurance Corporation
                    VRDN         -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES  (98.1%)*
PRINCIPAL AMOUNT                                                                    RATINGS**          VALUE

California  (0.8%)
------------------------------------------------------------------------------------------------------------
       $2,250,000   Northern CA Transmission Rev. Bonds (Oregon
                    Transmission), Ser. A, MBIA, 6 1/2s, 5/1/16                     Aaa           $2,455,313

Colorado  (0.9%)
------------------------------------------------------------------------------------------------------------
        2,645,000   Denver, City & Cnty. Arpt. Rev. Bonds, Ser. B,
                    7 1/2s, 11/15/25                                                Baa            2,757,545

Florida  (82.3%)
------------------------------------------------------------------------------------------------------------
                    Brevard Cnty., Hlth. Fac. Fin. Auth. Rev. Bonds
                    (Courtenay Springs Village)
        2,000,000   7 3/4s, 11/15/17                                                BB/P           2,130,000
        2,345,000   7 1/2s, 11/15/09                                                BB/P           2,473,975
                    Broward Cnty., Edl. Fac. Rev. Bonds
        2,500,000   (Nova U. Dorm), Ser. A, 7 1/2s, 4/1/17                          Aaa            2,850,000
          605,000   (Nova U. Dorm), Ser. A, 7 1/4s, 4/1/01                          Aaa              673,063
        2,500,000   (Nova S.E. U.), CLI Insd. 6s, 4/1/10                            AAA            2,615,625
        1,000,000   Broward Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Broward Cnty. Nursing Home), 7 1/2s, 8/15/20                   Aa             1,090,000
                    Broward Cnty., Resource Recvy. Rev. Bonds
        6,585,000   (SES Broward Cnty. LP South), 7.95s, 12/1/08                    A              7,284,656
        1,290,000   (Waste-Energy LP North), 7.95s, 12/1/08                         A              1,427,063
        1,400,000   Clay Cnty., Multi-Fam. Hsg. Fin. Auth. Rev. Bonds
                    (Oak Forest), Ser. A, GNMA Coll., 7.4s, 12/1/25                 Aaa            1,485,750
        1,875,000   Clay Cnty., Single Fam. Hsg. Fin. Auth. Rev. Bonds,
                    Ser. A, GNMA Coll., 7.45s, 9/1/23                               Aaa            1,973,438
        1,500,000   Coral Springs Impt. Dist. Wtr. & Swr. Rev. Bonds,
                    MBIA, 8 1/4s, 6/1/14                                            Aaa            1,623,750
        2,450,000   Correctional Privatization Cmnty. COP
                    (South Bay Correctional Fac.), MBIA, 5s, 8/1/17                 Aaa            2,315,250
        2,500,000   Dade Cnty., Seaport G.O. Bonds, AMBAC, 6 1/4s,
                    10/1/21#                                                        Aaa            2,731,250
        2,800,000   Dade Cnty., Hlth & Hosp. Fac. Auth. VRDN
                    (Miami Children's Hospital), 4.2s, 9/1/20                       VMIG1          2,800,000
        1,690,000   Dade Cnty., Single Fam. Hsg. Fin. Auth. Mtge.
                    Rev. Bonds, Ser. B, GNMA Coll., 8 3/4s, 7/1/17                  AA             1,738,131
        2,000,000   Escambia Cnty., Poll. Control Rev. Bonds
                    (Champion Intl. Corp.), 6.9s, 8/1/22                            Baa            2,127,500
        2,335,000   Escambia Cnty., Single Fam. Hsg. Fin. Auth. Mtge.
                    Rev. Bonds (Multi-Cnty. Program), Ser. A,
                    GNMA Coll., 5s, 10/1/24                                         AAA            2,364,188
        3,750,000   First Govt. Fin. Comm. Rev. Bonds, AMBAC, 6s,
                    7/1/09                                                          Aaa            4,096,875
                    FL Hsg. Fin. Agcy. Rev. Bonds (Home Ownership
                    Dev. Program)
          575,000   Ser. G-1, GNMA Coll., 7.9s, 3/1/22                              Aaa              610,219
        4,530,000   Ser. B-1, GNMA Coll., 7.1s, 1/1/17#                             Aaa            4,677,452
       10,000,000   FL State Board of Ed. G.O. Bonds, 6.4s, 6/1/19                  Aa            10,737,500
        4,500,000   FL State Board of Ed. Rev. Bonds (Cap. Outlay
                    Pub. Ed.), Ser. D, 5 1/8s, 6/1/18                               Aa             4,286,250
        7,500,000   FL State Gen. Svcs. Rev. Bonds (Preservation 200),
                    Ser. A, AMBAC, 5 3/4s, 7/1/10                                   Aaa            7,846,875
                    FL State Mid-Bay Bridge Auth. Rev. Bonds, Ser. A
        1,500,000   8s, 10/1/06                                                     BBB/P          1,666,875
        2,180,000   7 1/2s, 10/1/17                                                 BBB/P          2,378,925
        3,540,000   6.1s, 10/1/22                                                   BBB/P          3,606,375
        2,000,000   FL State Muni. Pwr. Agcy. IFB, AMBAC, 8.602s,
                    10/1/20 (acquired 7/10/92, cost $2,101,200)[DBL. DAGGER]        Aaa            2,495,000
        5,000,000   FL State Tpk. Auth. Rev. Bonds, Ser. A, FGIC,
                    5s, 7/1/19                                                      Aaa            4,737,500
                    Gainesville, Util. Rev. Bonds
        5,000,000   Ser. B, 5 1/2s, 10/1/13                                         Aa             5,056,250
        2,000,000   Ser. A, 5s, 10/1/16                                             Aa             1,910,000
        1,500,000   Ser. A, 5s, 10/1/15                                             Aa             1,434,375
        2,500,000   Gulf Breeze, Local Govt. Rev. Bonds, Ser. E, FGIC,
                    7 3/4s, 12/1/15                                                 AAA            2,790,625
                    Hillsborough Cnty., Indl. Dev. Auth. Poll. Control
                    Rev. Bonds (Tampa Elec. Co.)
        2,500,000   Ser. 91, 7 7/8s, 8/1/21                                         Aa             2,893,750
        3,645,000   6 1/4s, 12/1/34                                                 Aa             3,904,706
        2,400,000   Hillsborough Cnty., Util. Rev. Bonds, Ser. A, FSA,
                    6 1/2s, 8/1/16                                                  Aaa            2,577,000
                    Jacksonville, Hlth. Fac. Auth. Indl. Dev. Rev. Bonds
                    (Cypress Village)
        1,350,000   7s, 12/1/22                                                     Baa            1,427,625
        3,650,000   7s, 12/1/14                                                     Baa            3,859,875
          960,000   Jacksonville, Hlth. Fac. Auth. Rev. Bonds
                    (Mental Hlth. Ctr.), 9 1/8s, 10/15/19                           B/P              993,600
                    Lake Cnty., Res. Recvy. Ind. Dev. Rev. Bonds
        3,000,000   (Recvy. Group), Ser. A, 5.85s, 10/1/09                          Baa            3,000,000
        3,790,000   Ser. 93A, 5.95s, 10/1/13                                        Baa            3,790,000
                    Largo, Sun Coast Hlth. Syst. Rev. Bonds
        2,020,000   6.3s, 3/1/20                                                    BBB            1,956,875
        1,130,000   6.2s, 3/1/13                                                    BBB            1,100,338
        4,000,000   Lee Cnty., Board of Directors Hosp. IFB, MBIA,
                    9.57s, 4/1/20                                                   Aaa            4,625,000
        3,625,000   Lee Cnty., COP (Master Lease), MBIA, 5s, 10/1/10                Aaa            3,525,313
        5,000,000   Lee Cnty., Board of Directors Hosp. IFB
                    (Lee Memorial Hosp.), MBIA, 8.711s, 3/26/20                     Aaa            5,593,750
                    Lee Cnty., School Board COP, Ser. A
        1,500,000   FSA, 5s, 8/1/10                                                 Aaa            1,458,750
        1,500,000   FSA, 5s, 8/1/09                                                 Aaa            1,475,625
                    Leesburg, Hosp. Rev. Bonds (Leesburg Regl. Med. Ctr.)
        1,000,000   Ser. 91-A, 7 1/2s, 7/1/21                                       Aaa            1,165,000
        2,065,000   6 1/8s, 7/1/18                                                  Baa            2,095,975
        1,750,000   Ser. B, 5.7s, 7/1/18                                            Baa            1,710,625
        2,500,000   Martin Cnty., Indl. Dev. Auth. Rev. Bonds (Indiantown
                    Cogeneration), Ser. B, 8.05s, 12/15/25                          Baa            2,903,125
        2,000,000   Miami Beach, Wtr. & Swr. Rev. Bonds, FSA,
                    5 3/8s, 9/1/15                                                  Aaa            2,002,500
        4,000,000   Orange Cnty., Hlth. Fac. Auth. IFB, MBIA, 10.066s,
                    10/1/14 (acquired 4/19/95, cost $5,273,120) [DBL. DAGGER]       B/P            5,540,000
           10,000   Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Pooled Hosp. Loan), Ser. A, FGIC, 7 7/8s, 12/1/25              Aaa               10,403
        1,550,000   Orange Cnty., Hsg. Fin. Auth. Mtge. Rev. Bonds,
                    Ser. E, GNMA Coll., 7.9s, 10/1/22                               Aaa            1,664,313
        4,000,000   Orange Cnty., Hsg. Fin. Auth. VRDN (Sundown
                    Assoc. II), Ser. B, 3.6s, 6/1/04                                VMIG1          4,000,000
        1,996,000   Osceola Cnty., Indl. Dev. Auth. Rev. Bonds (Cmnty.
                    Provider Pooled Loan Program), Ser. A, FSA,
                    7 3/4s, 7/1/10                                                  Aaa            2,128,235
        2,000,000   Palm Beach Cnty., Arpt. Syst. Rev. Bonds, MBIA,
                    7 3/4s, 10/1/10                                                 Aaa            2,312,500
        7,000,000   Palm Beach Cnty., School Board COP, Ser. A,
                    AMBAC, 6 3/8s, 8/1/15                                           Aaa            7,533,750
                    Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (JFK Med. Ctr. Inc.)
        1,700,000   8 7/8s, 12/1/18                                                 AAA/P          1,889,125
        3,975,000   Prerefunded, 8 7/8s, 12/1/18                                    AAA/P          4,422,188
        4,000,000   5 3/4s, 12/1/14                                                 Aaa            4,355,000
          215,000   Palm Beach Cnty., Single Fam. Hsg. Fin. Auth. Mtge.
                    Rev. Bonds, GNMA Coll., 7.2s, 10/1/24                           Aaa              229,244
        5,000,000   Pinellas Cnty., Poll. Control Rev. Bonds
                    (FL Pwr. Corp.), 7.2s, 12/1/14                                  Aaa            5,500,000
        2,000,000   Polk Cnty., School Board COP, FSA, 4 7/8s, 1/1/18               Aaa            1,855,000
                    Port Everglades, Auth. Port. Impt. Rev. Bonds
        5,000,000   (FL Port Impt.), 7 1/8s, 11/1/16                                Aaa            5,943,750
        5,000,000   Ser. A, 5s, 9/1/16                                              BBB            4,425,000
        8,000,000   Reedy Creek, Impt. Dist. Rev. Bonds, Ser. C,
                    AMBAC, 4 3/4s, 6/1/15                                           Aaa            7,420,000
        2,935,000   Sanibel, Swr. Util. Rev. Bonds, 7 1/2s, 8/1/21                  AAA/P          3,367,913
        2,390,000   Santa Rosa Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Gulf Breeze Hosp. Inc.), Ser. A, 6.2s, 10/1/14                 BBB            2,425,850
        2,675,000   SCA Tax Exempt Trust Multi-Fam. Mtge. Rev.
                    Bonds, Ser. A-1, FSA, 7.05s, 1/1/30                             AAA            2,832,150
        2,250,000   South Broward, Hosp. Dist. IFB, Ser. C, AMBAC,
                    9.732s, 5/13/21                                                 Aaa            2,753,438
        7,800,000   St. Petersburg, Hlth. Fac. Auth. Rev. Bonds
                    (Allegany Hlth.), Ser. A, MBIA, 7s, 12/1/15                     Aaa            8,687,250
        4,860,000   Sumter Cnty., School Dist Rev. Bonds (Multi Dist.
                    Loan Program), CGIC, 7.15s, 11/1/15                             Aaa            5,953,500
        6,000,000   Tampa, Rev. Bonds (Allegheny Hlth. Syst. St. Joseph),
                    MBIA, 6 1/2s, 12/1/23                                           Aaa            6,675,000
        7,100,000   Tampa, Occupational License Tax Rev. Bonds, Ser. B,
                    FGIC, 5 1/2s, 10/1/27                                           Aaa            7,037,875
                    Tampa, Util. Tax Rev. Bonds, AMBAC
        1,950,000   zero %, 10/1/21                                                 Aaa              485,063
        2,625,000   zero %, 4/1/21                                                  Aaa              672,656
        5,800,000   zero %, 10/1/17                                                 Aaa            1,827,000
        1,800,000   Volusia Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Hosp.-Facs Memorial Hlth. Syst.), 8 1/8s, 6/1/08               BBB            2,052,000
                                                                                              --------------
                                                                                                 254,092,370

Indiana  (1.8%)
------------------------------------------------------------------------------------------------------------
        5,000,000   Indianapolis Indl. Arpt. Auth. Special Fac. Rev. Bonds
                    (Federal Express Corp.), 7.1s, 1/15/17                          BBB            5,437,500

Puerto Rico  (10.6%)
------------------------------------------------------------------------------------------------------------
        1,500,000   Cmnwlth of PR, Aqueduct & Swr. Auth. Rev. Bonds,
                    Ser. A, 7 7/8s, 7/1/17                                          AAA            1,623,750
        3,000,000   Cmnwlth. of PR, G.O. Bonds, MBIA, 6.45s, 7/1/17                 Aaa            3,255,000
        1,000,000   Cmnwlth. of PR, Govt. Dev. Bank VRDN, 3.2s,
                    12/1/15                                                         VMIG1          1,000,000
        1,000,000   Cmnwlth. of PR, Impt. G.O. Bonds, 7.7s, 7/1/20                  Aaa            1,136,250
                    Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
        1,000,000   Ser. T, 6 5/8s, 7/1/18                                          AAA            1,126,250
        5,000,000   Ser. Y, 5 1/2s, 7/1/18                                          A              4,968,750
                    PR Elec. Pwr. Auth. Rev. Bonds
        5,900,000   Ser. S, 7s, 7/1/07                                              A              6,770,250
        4,750,000   6 3/8s, 7/1/24                                                  A              5,023,125
        3,800,000   PR Indl. Tourist Edl. Med. & Environ. Control Facs.
                    Fing. Auth. Hosp. Rev. Bonds (Auxilio Muto
                    Obligation Group), Ser. A, MBIA, 6 1/4s, 7/1/16                 Aaa            4,085,000
        4,000,000   PR Pub. Bldg. Auth. Ed. & Hlth. Fac. Rev. Bonds,
                    4.8s, (5.7s, 7/1/98), 7/1/16 ++                                 A              3,805,000
                                                                                              --------------
                                                                                                  32,793,375

Texas  (1.7%)
------------------------------------------------------------------------------------------------------------
        5,000,000   Lower Neches Valley, Indl. Dev. Swr. Auth. Rev. Bonds
                    (Mobil Oil Refining Corp.), 6.4s, 3/1/30                        Aa             5,225,000
------------------------------------------------------------------------------------------------------------
                    Total Municipal Bonds and Notes (cost $288,287,175)***                      $302,761,103
------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $308,711,574.

**  The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 1996 for the securities listed.  Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1996.
    Securities rated by Putnam are indicated by "/P" and are not publicly rated.

*** The aggregate identified cost on a tax basis is $288,304,211, resulting in gross unrealized appreciation and depreciation of $15,114,504 and $657,612, respectively, or net unrealized appreciation of $14,456,892.

[DBL. DAGGER] Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 1996 was $8,035,000 or 2.6% of net assets.

#   A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 1996.

The rates shown on VRDN and IFB are the current interest rates shown at November 30, 1996 which are subject to change based on the terms of the security.

The fund had the following industry group concentrations greater than 10% at November 30, 1996
(as a percentage of net assets):

    Health Care      21.1%
    Utilities        17.1
    Transportation   13.6
    Education        12.8

    The fund had the following insurance concentrations greater than 10% at November 30, 1996
    (as a percentage of net assets):

    MBIA             16.4%
    AMBAC            12.3


--------------------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 1996

                                              Aggregate                     Unrealized
                                Total           Face     Expiration       Appreciation/
                                Value           Value        Date        (Depreciation)
--------------------------------------------------------------------------------------------
U.S. Municipal Bond Index
    Futures (Long)         $6,660,500       $6,608,000     Dec. 96           $52,500
U.S. Treasury Bond
    Futures (Long)          5,810,938        5,546,875     Dec. 96           264,063
U.S. Treasury Bond
    Futures (Short)         5,810,938        5,760,938     Dec. 96           (50,000)
--------------------------------------------------------------------------------------------
                                                                            $266,563
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
November 30, 1996 (Unaudited)

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $288,287,175) (Note 1)                                          $302,761,103
----------------------------------------------------------------------------------------------
Cash                                                                                  900,092
----------------------------------------------------------------------------------------------
Interest and other receivables                                                      6,046,432
----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                356,878
----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        370,000
----------------------------------------------------------------------------------------------
Receivable for variation margin                                                        47,250
----------------------------------------------------------------------------------------------
Total assets                                                                      310,481,755

Liabilities
----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 470,026
----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            657,287
----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          440,853
----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                           6,044
----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            1,211
----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                122,503
----------------------------------------------------------------------------------------------
Other accrued expenses                                                                 72,257
----------------------------------------------------------------------------------------------
Total liabilities                                                                   1,770,181
----------------------------------------------------------------------------------------------
Net assets                                                                       $308,711,574

Represented by
----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $299,834,237
----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                            (283,207)
----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                              (5,579,947)
----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                         14,740,491
----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $308,711,574

Computation of net asset value and offering price
----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($250,330,962 divided by 27,066,372 shares)                                             $9.25
----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.25)*                                  $9.71
----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($57,122,179 divided by 6,178,159 shares)+                                              $9.25
----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,258,433 divided by 136,173 shares)                                                  $9.24
----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.24)**                                 $9.55
----------------------------------------------------------------------------------------------

*  On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

+  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended November 30, 1996 (Unaudited)

Tax exempt interest income:                                                        $9,291,354
----------------------------------------------------------------------------------------------
Expenses:
----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      907,838
----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        142,993
----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                      11,968
----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                        3,609
----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 247,222
----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 229,047
----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                   2,724
----------------------------------------------------------------------------------------------
Reports to shareholders                                                                19,823
----------------------------------------------------------------------------------------------
Registration fees                                                                         241
----------------------------------------------------------------------------------------------
Auditing                                                                               11,981
----------------------------------------------------------------------------------------------
Legal                                                                                  14,654
----------------------------------------------------------------------------------------------
Postage                                                                                45,664
----------------------------------------------------------------------------------------------
Other                                                                                  10,064
----------------------------------------------------------------------------------------------
Total expenses                                                                      1,647,828
----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (159,991)
----------------------------------------------------------------------------------------------
Net expenses                                                                        1,487,837
----------------------------------------------------------------------------------------------
Net investment income                                                               7,803,517
----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (2,240,308)
----------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     1,406,822
----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the period           12,053,216
----------------------------------------------------------------------------------------------
Net gain on investments                                                            11,219,730
----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                              $19,023,247
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                             Six months ended       Year ended
                                                                                  November 30           May 31
                                                                                         1996*            1996
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------------------
Net investment income                                                              $7,803,517     $16,125,073
--------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                              (833,486)      4,016,288
--------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments                                                      12,053,216     (11,218,657)
--------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
from operations                                                                    19,023,247       8,922,704
--------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------------------
From net investment income
  Class A                                                                          (6,532,450)    (13,857,960)
--------------------------------------------------------------------------------------------------------------
  Class B                                                                          (1,245,406)     (2,288,453)
--------------------------------------------------------------------------------------------------------------
  Class M                                                                             (27,059)        (21,671)
--------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                  (3,953,930)     (7,198,507)
--------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                             7,264,402     (14,443,887)
--------------------------------------------------------------------------------------------------------------
Net assets
--------------------------------------------------------------------------------------------------------------
Beginning of period                                                               301,447,172     315,891,059
--------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess
of net investment income of $283,207 and
$281,809, respectively)                                                          $308,711,574    $301,447,172
--------------------------------------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

                                                                       For the period
                                             Six months                   May 1, 1995     Six months
                                                  ended                 (commencement          ended
                                            November 30     Year ended  of operations)   November 30
                                             (Unaudited)        May 31      to May 31     (Unaudited)
-----------------------------------------------------------------------------------------------------
                                                   1996           1996           1995           1996
-----------------------------------------------------------------------------------------------------
                                                        Class M
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $8.91          $9.12          $8.87          $8.91
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                               .22            .46            .04(d)         .21
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                               .33           (.21)           .25            .34
-----------------------------------------------------------------------------------------------------
Total from investment operations                    .55            .25            .29            .55
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net investment income                         (.22)          (.46)          (.04)          (.21)
-----------------------------------------------------------------------------------------------------
In excess of net investment income                   --             --             --             --
-----------------------------------------------------------------------------------------------------
From net realized gain on investments                --             --             --             --
-----------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                                       --             --             --             --
-----------------------------------------------------------------------------------------------------
Total distributions                                (.22)          (.46)          (.04)          (.21)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                    $9.24          $8.91          $9.12          $9.25
-----------------------------------------------------------------------------------------------------
Total investment return at
net asset value (%)(b)                             6.29*          2.76           3.28*          6.22*
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $1,258           $986             $1        $57,122
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                           .66*          1.23            .10*           .82*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets (%)                             2.46*          4.82            .45*          2.31*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                            26.14*         81.99          61.46*         26.14*
-----------------------------------------------------------------------------------------------------
See page 23 for Notes to Financial Statements.


Financial highlights (continued)



                                                               For the                January 4, 1993
                                                         eleven months                  (commencement
                                             Year ended          ended     Year ended   of operations)
                                                 May 31         May 31        June 30      to June 30
-----------------------------------------------------------------------------------------------------
                                                   1996           1995+          1994            1993
-----------------------------------------------------------------------------------------------------
                                                                         Class B
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $9.12          $8.76          $9.53          $9.17
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                               .42            .40            .44            .21
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                              (.21)           .36           (.66)           .36
-----------------------------------------------------------------------------------------------------
Total from investment operations                    .21            .76           (.22)           .57
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net investment income                         (.42)          (.39)          (.44)          (.21)
-----------------------------------------------------------------------------------------------------
In excess of net investment income                   --           (.01)            --             --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       --             --           (.09)            --
-----------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                                       --             --           (.02)            --
-----------------------------------------------------------------------------------------------------
Total distributions                                (.42)          (.40)          (.55)          (.21)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                    $8.91          $9.12          $8.76          $9.53
-----------------------------------------------------------------------------------------------------
Total investment return at
net asset value (%)(b)                             2.37           9.06*         (2.55)         12.84*
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $52,541        $44,581        $36,930        $17,881
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                                  1.60           1.42*          1.51            .78*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                          4.64           4.62*          4.74           2.21*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                            81.99          61.46*         64.83         106.69
-----------------------------------------------------------------------------------------------------


Financial highlights (continued)



                                             Six months                       For the
                                                  ended                 eleven months
                                            November 30     Year ended          ended      Year ended
                                             (Unaudited)        May 31         May 31         June 30
-----------------------------------------------------------------------------------------------------
                                                    1996           1996          1995+           1994
-----------------------------------------------------------------------------------------------------
                                                                                       Class A
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $8.91          $9.12          $8.77          $9.53
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                               .24            .48            .46            .50
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                               .34           (.21)           .35           (.65)
-----------------------------------------------------------------------------------------------------
Total from investment operations                    .58            .27            .81           (.15)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net investment income                         (.24)          (.48)          (.45)          (.50)
-----------------------------------------------------------------------------------------------------
In excess of net investment income                   --             --           (.01)            --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       --             --             --           (.09)
-----------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                                       --             --             --           (.02)
-----------------------------------------------------------------------------------------------------
Total distributions                                (.24)          (.48)          (.46)          (.61)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                    $9.25          $8.91          $9.12          $8.77
-----------------------------------------------------------------------------------------------------
Total investment return at
net asset value (%)(b)                             6.57*          3.04           9.58*         (1.79)
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $250,331       $247,920       $271,309       $276,245
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                                   .48*           .95            .83*           .91
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                          2.64*          5.31           5.24*          5.38
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                            26.14*         81.99          61.46*         64.83
-----------------------------------------------------------------------------------------------------


Financial highlights (continued)


                                                          Year ended
                                                           June 30
-----------------------------------------------------------------------
                                                    1993           1992
-----------------------------------------------------------------------
                                                            Class A
-----------------------------------------------------------------------
Net asset value,
beginning of period                               $9.08          $8.65
-----------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------
Net investment income                               .56(a)         .60(a)
-----------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                               .53            .45
-----------------------------------------------------------------------
Total from investment operations                   1.09           1.05
-----------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------
From net investment income                         (.56)          (.60)
-----------------------------------------------------------------------
In excess of net investment income                   --             --
-----------------------------------------------------------------------
From net realized gain
on investments                                     (.08)          (.02)
-----------------------------------------------------------------------
In excess of net realized gain
on investments                                       --             --
-----------------------------------------------------------------------
Total distributions                                (.64)          (.62)
-----------------------------------------------------------------------
Net asset value, end of period                    $9.53          $9.08
-----------------------------------------------------------------------
Total investment return at
net asset value (%)(b)                            12.44          12.57
-----------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $278,039       $195,963
-----------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                                   .77(a)         .60(a)
-----------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                          5.94(a)        6.73(a)
-----------------------------------------------------------------------
Portfolio turnover (%)                           106.69          72.73
-----------------------------------------------------------------------

*   Not annualized.

+   The fiscal year advanced from June 30 to May 31.

(a) Reflects a voluntary absorption of expenses incurred by the fund and an expense limitation applicable during the period.  As a result of these limitations, expenses of the fund for the year ended June 30, 1992 reflects a reduction of $0.02 per share. For the year ended June 30, 1993, expenses reflect a reduction of less than $0.01 per share.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
November 30, 1996 (Unaudited)

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of Florida tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75 %. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Manager following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 1996, the fund had a capital loss carryover of approximately $4,236,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                Expiration
------------------------------------------
  $ 218,000                   May 31, 2002
  3,111,000                   May 31, 2003
    907,000                   May 31, 2004

E) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Amortization of bond premium and discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds, stepped-coupon bonds and original issue bonds are accreted according to the effective yield method.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter. Prior to September 20, 1996, any amount over $1.5 billion was based on 0.40%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended November 30, 1996, fund expenses were reduced by $159,991 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $750 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The Fund has adopted an unfunded noncontributory defined benefit pension plan (The "Pension Plan") covering all Trustees of the Fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average compensation for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended November 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $13,620 and $177 from the sale of class A and class M shares, respectively and $63,376 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended November 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended November 30, 1996, purchases and sales of investment securities other than short-term investments aggregated $75,661,455 and $87,090,706, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At November 30, 1996, there was
an unlimited number of shares of beneficial interest authorized.
Transactions in capital shares were
as follows:

                               Six months ended
                               November 30, 1996
----------------------------------------------------
Class A                     Shares            Amount
----------------------------------------------------
Shares sold              1,437,940       $13,004,656
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions              304,149         2,747,904
----------------------------------------------------
                         1,742,089        15,752,560

Shares
repurchased             (2,489,115)      (22,507,078)
----------------------------------------------------
Net decrease              (747,026)      $(6,754,518)
----------------------------------------------------

                                  Year ended
                                 May 31, 1995
----------------------------------------------------
Class A                     Shares            Amount
----------------------------------------------------
Shares sold              4,006,206       $36,822,972
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions              652,398         5,934,307
----------------------------------------------------
                         4,658,604        42,757,279

Shares
repurchased             (6,598,927)      (60,191,515)
----------------------------------------------------
Net decrease            (1,940,323)     $(17,434,236)
----------------------------------------------------

                               Six months ended
                              November 30, 1996
----------------------------------------------------
Class B                     Shares            Amount
----------------------------------------------------
Shares sold                646,310        $5,865,652
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions               51,146           462,096
----------------------------------------------------
                           697,456         6,327,748

Shares
repurchased               (415,739)       (3,758,556)
----------------------------------------------------
Net increase               281,717        $2,569,192
----------------------------------------------------


                                 Year ended
                                 May 31, 1995
----------------------------------------------------
Class B                     Shares            Amount
----------------------------------------------------
Shares sold              1,874,095       $17,158,170
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions               95,475           868,283
----------------------------------------------------
                         1,969,570        18,026,453

Shares
repurchased               (963,430)       (8,813,940)
----------------------------------------------------
Net increase             1,006,140        $9,212,513
----------------------------------------------------

                              Six months ended
                             November 30, 1996
----------------------------------------------------
Class M                     Shares            Amount
----------------------------------------------------
Shares sold                 29,335          $266,401
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                1,645            14,866
----------------------------------------------------
                            30,980           281,267

Shares
repurchased                 (5,524)          (49,871)
----------------------------------------------------
Net increase                25,456          $231,396
----------------------------------------------------

                                  Year ended
                                 May 31, 1995
----------------------------------------------------
Class M                     Shares            Amount
----------------------------------------------------
Shares sold                 116,164        $1,074,575
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                1,563            14,255
----------------------------------------------------
                           117,727         1,088,830

Shares
repurchased                 (7,123)          (65,614)
----------------------------------------------------
Net increase               110,604        $1,023,216
----------------------------------------------------



Results of December 5, 1996 shareholder meeting
(Unaudited)

A meeting of shareholders of the fund was held on December 5, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                          Votes
                                  Votes for             withheld

Jameson Adkins Baxter             20,724,801             265,457
Hans H. Estin                     20,688,287             301,971
John A. Hill                      20,735,998             254,260
Ronald J. Jackson                 20,724,233             266,025
Elizabeth T. Kennan               20,683,506             306,752
Lawrence J. Lasser                20,731,459             258,799
Robert E. Patterson               20,688,590             301,668
Donald S. Perkins                 20,685,582             304,676
William F. Pounds                 20,689,108             301,150
George Putnam                     20,639,660             350,598
George Putnam, III                20,679,947             310,311
Eli Shapiro                       20,630,689             359,569
A.J.C. Smith                      20,732,460             257,798
W. Nicholas Thorndike             20,720,166             270,092

A proposal to ratify the selection of Price Waterhouse LLP as auditors for the fund was approved as follows: 20,270,160 votes for, and 166,230 votes against, with 553,868 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows: 18,296,972 votes for, and 953,877 votes against, with 1,739,409 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans was approved as follows:
17,920,147 votes for, and 1,365,057 votes against, with 1,705,054 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investment in real estate was approved as follows: 18,339,177 votes for, and 1,046,936 votes against, with 1,604,145 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows:
18,652,789 votes for, and 721,130 votes against, with 1,616,339 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to senior securities was approved as follows: 18,586,794 votes for, and 752,974 votes against, with 1,650,490 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities or commodity contracts was approved as follows: 17,767,746 votes for, and 1,583,050 votes against, with 1,639,462 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 17,943,813 votes for, and 1,329,202 votes against, with 1,717,243 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 17,784,000 votes for, and 1,533,715 votes against, with 1,672,543 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 17,867,007 votes for, and 1,458,185 votes against, with 1,665,066 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction which limits the fund's ability to pledge assets was approved as follows: 17,651,815 votes for, and 1,597,017 votes against, with 1,741,426 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in restricted securities was approved as follows: 17,798,254 votes for, and 1,464,157 votes against, with 1,727,847 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in certain oil, gas and mineral interests was approved as follows: 17,997,274 votes for, and 1,346,106 votes against, with 1,646,878 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investing to gain control of a company's management was approved as follows: 17,902,141 votes for, and 1,355,508 votes against, with 1,732,609 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Leslie J. Burke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Florida Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
---------------------

29948-037/365/453   1/97